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                                                                    EXHIBIT 21.1

Subsidiaries of Wyndham International, Inc.

1500 Canal Street Investors II, L.P.                            DE
Al Jarafe Golf SA                                               Spain
Albuquerque C.I. Associates, L.P.                               KS
Ambassador Hotels, Ltd.                                         England & Wales
Arcadian (UK) Developments Ltd.                                 England & Wales
Arcadian Group/Services, Ltd.                                   England & Wales
Arcadian Groups Services Limited                                England & Wales
Arcadian Hotels (Italy) Limited                                 England & Wales
Arcadian Hotels (UK) Limited                                    England & Wales
Arcadian Hotels Limited                                         England & Wales
Arcadian International Limited                                  England & Wales
Arcadian International Resorts, Ltd.                            England & Wales
Atlanta American Hotel Investors, L.P.                          DE
Atlanta C. I. Associates II, L.P.                               KS
Belleggingsmastgchappij Stako II BV                             Dutch
BJV Realty, Inc.                                                AZ
Boulders Carefree Sewer Corporation                             AZ
Boulders Joint Venture                                          AZ
Bourbon Orleans Investors II, L.P.                              DE
Burrllen Enterprises of Maryland                                MD
C.I. Albuquerque Lessee GP, LLC                                 DE
C.I. Albuquerque Lessee, L.P.                                   DE
C.I. Atlanta Lessee, L.P.                                       DE
C.I. General, L.L.C.                                            KS
C.I. Holding, L.L.C.                                            KS
C.I. Knoxville Lessee, L.P.                                     DE
C.I. Lessee GP, Inc.                                            DE
C.I. Omaha Lessee, L.P.                                         DE
C.I. Overland Park Lessee, L.P.                                 DE
C.I. Wichita General, L.L.C.                                    KS
C.I. Wichita Lessee, L.P.                                       DE
Cambridge Hotel Associates                                      PA
Carefree Management LLC                                         DE
Carnicon Holdings Corp.                                         FL
Carnicon Puerto La Cruz                                         Venezuela
Carnicon Venezuela Hotel Consultants LC                         Venezuela
Casa Marina Realty Corporation                                  DE
Casa Marina Realty Corporation                                  DE
Casa Marina Realty Partnership, L.P.                            DE
Centralized Operations, Inc.                                    AZ
CFMB, Inc.                                                      DE
CH & S Limited Partnership                                      MA
CHC Biscayne Blvd. Inc.                                         FL
CHC Hotels & Resorts Corp.                                      FL
CHC Lease Partners                                              FL
CHC REIT Lessee Corp.                                           FL
CHC REIT Management Corp.                                       FL
Chicago-ES Holding Corp.                                        DE
Chicago-ES Member Corp.                                         DE
Chicago-ES, LLC                                                 DE
Chilston Park Hotel Limited                                     England & Wales
CHMB, Inc.                                                      TX
City Centre Partnership L.P.                                    DE
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Clipper Hotels, Ltd.                                            England & Wales
Clipper Inns Limited                                            England & Wales
Clubhouse Inns of America, Inc.                                 KS
Colony International Management Company, L.L.C.                 DE
Conquistador Holding, Inc.                                      DE
CPHPAH Dos Pueblos Associates L.L.C                             DE
Criterion Hotel Management Corp.                                FL
Criterion NY Inc.                                               FL
Crossroads Development Company                                  DE
CSMC Kalamazoo, Inc.                                            MI
CV Ranch L.P.                                                   DE
Deuce Management Company LLC                                    TX
DFW/H&R, Inc.                                                   TX
Don CeSar Holdings, LLC                                         DE
Dublin Inn, Ltd.                                                OH
El Conquistador Ferryboat, Inc.                                 Puerto Rico
El Conquistador Partnership L.P.                                DE
El San Juan Holding, Inc.                                       DE
ESC Greenspoint Holding Corp.                                   DE
ESC Greenspoint Lessee, L.P.                                    DE
ESC Greenspoint Member Corp.                                    DE
ESC Greenspoint Member, LLC                                     DE
ESJ Hotel Corporation                                           DE
Ettington Park Group Ltd.                                       England & Wales
Ettington Park Ltd                                              England & Wales
European New Timeshare Limited                                  England & Wales
Family Suites Corporation                                       DE
Family Suites Limited Partnership                               DE
Family Suites Management Corporation                            DE
Family Suites Management Partnership, L.P.                      DE
Fattoria Villa Saletta Srl.                                     Italy
FS Development Corporation                                      DE
GAH-II Corporation                                              DE
GAH-II, L.P.                                                    DE
GB Hotel Management de Mexico S. de RL de C.V.                  Mexico
GH (Cayman) Limited                                             Cayman Islands
GH Trademarks LLC                                               MD
GHALP GP, Inc.                                                  DE
GHALP Operating GP, Inc.                                        DE
GHALP Operating Partnership, L.P.                               DE
GH-Atlanta, LLC                                                 MD
GH-Chicago, Inc.                                                IL
GH-Detroit, Inc.                                                MI
GH-Greeneville, Inc.                                            TN
GHMB, Inc.                                                      TX
GH-Providence, Inc.                                             RI
GH-San Diego, Inc.                                              DE
GHV-Colorado, Inc.                                              CO
GHV-Galveston, Inc.                                             TX
GH-Wichita, Inc.                                                KS
Glenview Hospitality, L.P.                                      DE
Grand Bay Management Company                                    FL
Grand Heritage Hotels (Europe) Limited                          United Kingdom
Grand Heritage Hotels, Inc.                                     MD
Grand Heritage Leasing, LLC                                     MD
Grand Heritage Real Estate Group LLC                            MD
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Grand Management Services, Inc.                                 FL
Great Eastern Hotel Co. Ltd                                     England & Wales
HMG Beverage, Inc.                                              TX
Host/Interstate Partnership, L.P.                               DE
Hotel Del Coronado Management Corporation                       DE
Hotel L'Horison Limited                                         Jersey
Hotel Venture Partners, Ltd.                                    FL
IHC II, LLC                                                     DE
IHC Member Corporation                                          DE
IHC Miami Mortgage Corporation                                  DE
IHC Realty Corporation                                          DE
IHC Realty Partnership, L.P.                                    DE
IHC Title Agency Corporation                                    DE
IHC/Burlington Corporation                                      VT
IHC/Capital Corporation                                         DE
IHC/Chaz Corporation                                            DE
IHC/Conshohocken Partnership, L.P.                              DE
IHC/Denver Partnership, L.P.                                    DE
IHC/FS Development Corporation                                  DE
IHC/Houston Partnership, L.P.                                   DE
IHC/Interstone Partnership II, L.P.                             DE
IHC/Jacksonville Corporation                                    DE
IHC/Jamaica Corporation                                         DE
IHC/Maryville Hotel Corporation                                 DE
IHC/Miami Beach Corporation                                     DE
IHC/Park West Corporation                                       DE
IHC/Pittsburgh Partnership, L.P.                                DE
IHC/Reach Corporation                                           DE
IHC/Santa Maria Corporation                                     DE
IHC/Texas Corporation                                           DE
IHP Holdings Partnership, L.P.                                  PA
IHP Investment Company, L.L.C.                                  DE
IHP/Class B Partnership, L.P.                                   DE
Interstate Hotels, LLC                                          DE
Interstate/CGL (WC) Partners LP                                 DE
Interstate/Montour Associates, Ltd.                             PA
Interstone Three Partners I L.P.                                DE
Interstone Three Partners II L.P.                               DE
Interstone Three Partners III L.P.                              DE
Interstone Three Partners IV L.P.                               DE
Interstone/PAH Partnership LP                                   DE
INTMB, Inc.                                                     DE
Isla Verde Tourism Parking Corporation                          Puerto Rico
Kansas City Hospitality, L.P.                                   DE
Knoxville C.I. Associates, L.P.                                 TN
Las Casitas Development Company Inc. (S.E.)                     Puerto Rico
Malmaison (ELL) Limited                                         Scotland
Malmaison Brand Ltd.                                            Scotland
Malmaison Hotels Limited                                        England & Wales
Malmaison Limited                                               England & Wales
Malmaison Management Ltd.                                       England & Wales
Malmaison Resources Limited                                     England & Wales
Marina Hospitality, L.P.                                        DE
Marquis Hotel Associates                                        PA
Marquis Hotel Associates (joint venture)                        PA
Maryville Center Hotel Joint Venture                            MO
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Maryville Centre CBM Joint Venture                              MO
MBAH, Inc.                                                      TX
Melbourne Hospitality, L.P.                                     DE
Mollington Banastre Hotel Limited                               England & Wales
Oak Hill Catering Company, Inc.                                 WV
O-H Acquisition, Inc.                                           DE
Omaha C.I. Associates, L.P.                                     KS
Orange Hotel Development Limited Partnership                    DE
Overland Park C.I. Associates, L.P.                             KS
Oxford Wyn 633 Investment Company, L.L.C.                       DE
P.H.G., LLC                                                     MD
PA Hunt Valley Investors, L.P.                                  VA
PA Ravinia Partners                                             VA
PA Troy Hospitality Investors, L.P.                             DE
Pagle Limited                                                   England & Wales
PAH Acquisition Corporation                                     DE
PAH Allen Operating Corporation                                 DE
PAH Batterymarch Operating Company, LLC                         DE
PAH Batterymarch Realty Company, LLC                            DE
PAH Deuce GP, LLC                                               DE
PAH GAH Holdings, L.P.                                          DE
PAH GAH Holdings, LLC                                           DE
PAH GP, Inc.                                                    DE
PAH Leasing LLC                                                 DE
PAH LP, Inc.                                                    DE
PAH Ravinia, Inc.                                               VA
PAH River House, L.P.                                           DE
PAH Stanly Holding LLC                                          DE
PAH Stanly Ranch LLC                                            DE
PAH Ventana Canyon, L.P.                                        DE
PAH Windwatch LLC                                               DE
PAH Windwatch Partners                                          DE
PAH-Akron, L.L.C.                                               DE
PAH-Beachwood I, L.L.C.                                         DE
PAH-Beachwood II, L.L.C.                                        DE
PAH-Buttes L.L.C.                                               DE
PAH-BV Holding Corp.                                            DE
PAH-BV Palace Corp.                                             DE
PAH-BV Palace, L.P.                                             DE
PAH-BV Palace, L.P.                                             DE
PAH-Cambridge Holdings, LLC                                     DE
PAH-Carefree, L.P.                                              DE
PAH-CI Holding, LLC                                             DE
PAH-Columbus Holding, Inc.                                      DE
PAH-Crossroads Lessee, Inc.                                     DE
PAH-DT Allen Partners, L.P.                                     DE
PAH-DT Chicago O'Hare Partners, L.P.                            DE
PAH-DT Chicago O'Hare Partners, L.P.                            DE
PAH-DT Miami Airport Partners. L.P.                             DE
PAH-DT Minneapolis Suites Partners, L.P.                        DE
PAH-DT Park Place Partners                                      DE
PAH-DT Tallahassee Partners, L.P.                               DE
PAH-Franchise Holding, Inc.                                     DE
PAH-GBM, LLC                                                    DE
PAH-GP Allen Partners, L.P.                                     DE
PAH-Grand Bay Miami, L.P.                                       DE
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PAH-Hilltop GP, LLC                                             DE
PAH-HVP General Partner Corp.                                   DE
PAH-HVP Holding Corp.                                           DE
PAH-Interest Holding, Inc.                                      DE
PAH-Interstate Holdings, Inc.                                   DE
PAH-Interstate Member, Inc.                                     DE
PAH-Interstone, LLC                                             DE
PAH-IP Holding, Inc.                                            DE
PAH-Management Corporation                                      DE
PAHMB, Inc.                                                     TX
PAH-Member, Inc.                                                DE
PAH-Pittsburgh CI Holding, Inc                                  DE
PAH-Pittsburgh, LLC                                             DE
PAH-Real Estate Member, Inc.                                    DE
PAH-RH, LLC                                                     DE
PAH-Summerfield Holding Corp.                                   DE
PAH-Summerfield Leasing, Inc.                                   DE
PAH-Summerfield LLC                                             DE
PAH-T, LLC                                                      DE
PAH-Tampa, L.P.                                                 DE
PAH-Westlake LLC                                                DE
PAH-Westmont CI Holding, Inc.                                   DE
PAH-WMC Holding, Inc.                                           DE
PAH-Xerxes Holding, Inc.                                        DE
Park West Hotel Associates                                      PA
Patriot American Hospitality Partnership, L.P.                  VA
Patriot American Hospitality, Inc.                              DE
Patriot American UK Limited                                     England & Wales
Patriot Bougainvillea Development Company, LLC                  DE
Patriot Bougainvillea, LLC                                      DE
Patriot Grand Heritage, LLC                                     DE
Patriot Holding LLC                                             DE
Patriot Land Holding LLC                                        DE
Patriot Miami Note Holder, L.P.                                 DE
Patriot Racetrack Land LLC                                      DE
Perfornamce Hospitality Management Corporation                  DE
Pittsburgh C.I., Inc.                                           KS
Posadas de Puerto Rico Associates, Incorporated                 DE
Posadas de Regency, Inc.                                        DE
Posadas de San Juan Associates (New York joint venture)         NY
Posadas Finance Corporation                                     DE
PSMB, Inc.                                                      CA
PW Land Associates Limited Partnership                          PA
PWMB of Maryland, Inc.                                          MD
PWMB, Inc.                                                      DE
Resort Services, Inc.                                           AZ
Resorts Limited Partnership                                     DE
Resorts Limited Partnership II                                  DE
Richardson C.I. Associates, L.P.                                TX
Rose Hall Associates Limited Partnership                        TX
Royal Palace Associates                                         FL
Santa Maria Joint Venture                                       DE
Savannah C.I. Associates, L.P.                                  GA
SFMB, Inc.                                                      DE
Shula's Steak House                                             DE
Sierra Suites Marketing Association                             KS
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St. Louis C.I. Associates, L.P.                                 MO
Summefireld KPA Lessee, LLC                                     DE
Summerfield Hotel Corporation                                   DE
Summerfield Hotel Leasing Company, L.P.                         KS
Summerfield Hotel Leasing Corporation                           KS
Summerfield HPT Lease Company, L.L.C.                           DE
Summerfield HPT Lease Company, L.P.                             KS
Summerfield KPA Lessee, L.P.                                    KS
Summerfield KPA Lessee, LLC                                     DE
Summerfield Suites Marketing Association                        DE
Swatara Realty Associates, L.P.                                 DE
Syracuse Associates Corporation                                 DE
Syracuse Realty Associates, L.P.                                DE
TCC Maturin, C.A.                                               Venezuela
TCC Venezuela, L.C.                                             Venezuela
Telluride Resort and Spa L.P.                                   DE
The Great Eastern Hotel Company Lt.                             England & Wales
The Key West Reach Limited Partnership                          DE
The Malmaison Company (Edinburgh) Ltd.                          England & Wales
The Malmaison Hotel (Glasgow) Ltd                               Scotland
The Malmaison Hotel (Leeds) Ltd.                                England & Wales
The Malmaison Hotel (Manchester) Ltd.                           England & Wales
The Malmaison Hotel (Newcastle) Ltd.                            England & Wales
The Peaks Real Estate Services, Inc.                            AZ
The Reserve Collection Boulders LLC                             DE
The Reserve Collection Peaks LLC                                DE
Tillian Limited                                                 England & Wales
Toledo Hotel Investors, L.P.                                    DE
Topeka C. I. Associates, L.P.                                   KS
Travis Real Estate Group Joint Venture                          TX
Travis Real Estate Group, Inc.                                  TX
W& CP (Exeter) Limited                                          England & Wales
W&C Estates Ltd.                                                England & Wales
Water Street Hotel, Ltd.                                        DE
Waterfront Management Corporation                               DE
Westshaw Associates                                             DE
WG Member, LLC                                                  DE
W-Greenspoint Holding Corp.                                     DE
W-Greenspoint Member Corp.                                      DE
W-Greenspoint, L.P.                                             DE
WH Garden Albuquerque Inc.                                      TX
WH Interest, Inc.                                               TX
WHC Atlanta GP, LLC                                             DE
WHC Caribbean, Ltd.                                             Jamaica
WHC Chicago, LLC                                                DE
WHC Columbus Corporation                                        DE
WHC Finance, L.P.                                               DE
WHC Franchise Corporation                                       DE
WHCMB Overland Park, Inc.                                       KS
WHCMB Toronto, Inc.                                             Canada
WHCMB Utah Private Club Corporation
 (Utah non-profit corporation)                                  UT
WHCMB, Inc.                                                     DE
WHG El Con Corp.                                                DE
WHG Resorts & Casinos Inc.                                      DE
Wichita C.I. Associates III, L.P.                               KS
WII-Baltimore Holding, Inc.                                     DE
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WII-Denver Tech, LLC                                            DE
Williams Hospitality Group Inc.                                 DE
WKA Development S.E.                                            Puerto Rico
WKA El Con Associates                                           NY
WMC II, LLC                                                     DE
W-SSH, LLC                                                      DE
Wy (Brands Hatch) Limited                                       U.K.
Wy (Brands Hatch) Management Limited                            U.K.
Wy (Chilston Park) Limited                                      U.K.
Wy (Ettington Park) Limited                                     U.K.
Wy (L'Horizon) Management Limited                               Jersey
Wy (Mollington) Limited                                         U.K.
Wy (Nutfield Priory) Limited                                    U.K.
Wy (Nutfield Priory) Management Limited                         U.K.
Wy (Priest House) Limited                                       U.K.
Wy (PriestHouse) Management Limited                             U.K.
Wy (Rookery Hall) Limited                                       U.K.
Wy (Rookery Hall) Management Limited                            U.K.
Wy (The Haycock) Limited                                        U.K.
Wy (Wood Hall) Limited                                          U.K.
Wy (Wood Hall) Management Limited                               U.K.
Wy (Woodland Park) Limited                                      U.K.
Wy (Woodland Park) Management Limited                           U.K.
Wy Hotels Limited                                               U.K.
Wyndham Canal Place, Inc.                                       DE
Wyndham Hotels & Resorts (Aruba) N.V.                           Aruba
Wyndham Hotels & Resorts Management, Ltd.                       Bermuda
Wyndham HPT Lessee LLC                                          DE
Wyndham HPT Lessee, L.P.                                        DE
Wyndham International Operating Partnership, L.P.               DE
Wyndham IP Corporation                                          DE
Wyndham Management Corporation                                  DE
Wyndham Management II, LLC                                      DE
Wyndham Peachtree Holding Corp.                                 DE
Wyndham Peachtree Lessee Holding Corp.                          DE
Wyndham Peachtree Lessee LLC                                    DE
Wyndham Peachtree Lessee Member Corp.                           DE
Wyndham Peachtree Lessee Member, LLC                            DE
Wyndham Peachtree LLC                                           DE
Wyndham Peachtree Member Corp.                                  DE
Wyndham Peachtree Member, LLC                                   DE
Wyndham SN Lessee Corp.                                         DE
Wyndham SN Lessee, L.P.                                         DE
Wyndham Summerfield Lessee, L.P.                                DE
Wyndham Summerfield Lessee, LLC                                 DE
Xerxes Limited                                                  Jamaica
YO Hotel Investors, L.P.                                        DE